DEAN WITTER SHORT-TERM BOND FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                  10048
LETTER TO THE SHAREHOLDERS APRIL 30, 1997

DEAR SHAREHOLDER:

During the twelve months ended April 30, 1997, the economy expanded, slowed and rapidly expanded again while interest rates on U.S. Treasuries with maturities ranging from one to five years fluctuated as much as a full percentage point. Much of this interest-rate volatility was the result of changing expectations in regard to the likelihood of the Federal Reserve Board's raising the federal-funds rate to deter future inflationary acceleration.

In this environment, the bond market experienced a good deal of volatility. Following a seemingly robust second quarter in 1996, bond yields rose dramatically. However, evidence of a slowdown in the third quarter sparked a rally that, by November, sent yields to their lowest levels in twelve months. Then, as the year came to an end, concerns over inflationary pressures from a tight labor market combined with rising wage gains and increased capital spending pushed rates higher once again.

In early 1997, reports showed that fourth-quarter 1996 GDP had been almost 4 percent, and high consumer confidence was translating into strong retail sales and a firm housing market. It was not surprising, then, that Federal Reserve Board Chairman Alan Greenspan began preparing market participants for a rate hike, citing not only the consumer and business sectors, but the exuberance of the stock market as well.

On March 25, the federal-funds rate was finally raised 25 basis points, to 5.5 percent. By mid-April, interest rates rose to their highest levels of the Fund's fiscal year, with two-year Treasury yields cresting at 6.54 percent and five-year Treasuries reaching 6.85 percent in anticipation of further upward moves by the Fed. By the end of the month, despite news of a 5.6 percent GDP for the first quarter of 1997, inflation concerns abated once more due to a milder increase in labor costs. This caused interest rates to fall approximately 30 basis points from their peaks earlier in the month. Two- and five-year Treasuries ended April 1997 yielding 6.27 and 6.57 percent, respectively, up less than 25 basis points from twelve months earlier.

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

PERFORMANCE

For the fiscal year ended April 30, 1997, the Fund produced a total return of
5.88 percent versus 6.01 percent for the Lipper Short Investment Grade Debt Fund Index. During the same period, the Lehman Brothers Short (one to five year) Investment Grade Debt Index returned 6.72 percent and six-month Treasuries returned 5.64 percent. The accompanying chart compares the performance of the Fund versus the performances of the Lipper Short Investment Grade Debt Index and the Lehman Index.
                                                    [GRAPHIC]
The Fund's ability to achieve returns
in excess of those for Treasury bills
despite rising yields was attributable
to the higher interest rates available
on issues with maturities of one to
three years and the reduced impact of
changes in interest rates on these
securities as time progressed.
Commitments to corporates and
mortgage-backed securities also
bolstered portfolio returns.

PORTFOLIO
                                                    [GRAPHIC]
During the period under review, the
Fund's average maturity ranged from a
maximum of 2.11 years on May 31, 1996,
to a minimum of 1.66 years on March 31,
1997. Net subscriptions through the
first six months of the fiscal year
enabled the Fund to gradually shorten
its maturity as two- to three-year
yields reached their nadir for the
period. Beginning in December, rising
interest rates and two subsequent
months of share redemptions resulted in
the Fund's average maturity lengthening
once again as cash positions were
reduced to satisfy liquidity

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      Growth of $10,000
       ($ in Thousands)
                                       Fund   Lehman(3)  Lipper(4)
January 10, 1994                    $10,000     $10,000    $10,000
April 30, 1994                      $ 9,799     $ 9,831    $ 9,894
April 30, 1995                     $ 10,265    $ 10,526   $ 10,351
April 30, 1996                     $ 11,018    $ 11,391   $ 11,072
April 30, 1997                   $11,666(2)    $ 12,158   $ 11,738
Average Annual Total Return
(Fund)
                                    Life of
1 Year                                 Fund
0.0588(1)                         0.0478(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on April 30, 1997.

(3) The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index measures all investment-grade corporate debt securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Short Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
needs. As 1997 progressed, a federal-funds increase became more inevitable and sizable new subscriptions were primarily invested defensively in U.S. Treasuries with maturities of less than one year and in cash equivalents. Due to this activity, the Fund's average maturity declined to its lowest point of the period, 1.66 years, where it remained through the end of April.

Because of the Fund's higher coupon bonds maturing in 1996 and the inability to replace their income stream, the Fund's monthly dividend was reduced in January from approximately $0.050 to $0.044. Beginning in May 1997, the monthly dividend will vary from month to month, depending on the income earned by the Fund.

During the fiscal year, assets grew by slightly more than 28 percent, mostly from new subscriptions. These new monies were primarily invested in Treasuries and mortgages, causing their percentage allocation of the portfolio to increase and the percentage of the portfolio invested in corporates to decline. At period-end, U.S. government securities and mortgages accounted for 24.9 percent and 17.5 percent, respectively, of net assets, up from 16.4 percent and 13.2 percent on April 30, 1996. Corporates accounted for 50.0 percent of investments, down from 63.0 percent on April 30, 1996. Temporary reserves were slightly more than 7 percent of investable assets, up 1.3 percentage points from one year ago. During the fiscal year, the Fund did not own any foreign securities.

CORPORATE SECURITIES

Due to the extremely limited incremental yields available on one- to five-year corporates through most of the period, new purchases served primarily to replace maturing debt as attractive opportunities arose. We focused on two- to

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

three-year maturities, where yields of at least 40 basis points over comparable-maturity Treasuries could be obtained. Corporate purchases included all sectors but finance. Allocations to industrials and Yankee bonds (dollar-denominated bonds issued in the United States by foreign entities) were increased, while commitments to utilities and finance were reduced. The average quality rating of the corporate bond portfolio remained unchanged at BBB+.

U.S. GOVERNMENT SECURITIES SECTOR

In early 1997, in light of the economy's continued strength, we began to reduce this sector's average maturity and corresponding interest-rate sensitivity by replacing several longer-dated Treasury securities with shorter-term investments. The Fund's exposure to five-year mortgage-backed balloon securities remained unchanged. As the economy moderates in future months we may, as conditions warrant, reestablish some of our longer-dated Treasury positions and add to the mortgage-backed position in order to enhance both the Fund's current yield and total return potential.

As of April 30, 1997, 41 percent of this sector was invested in mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (FHLMC), 48 percent in U.S. Treasury securities and 11 percent in U.S. Agency securities.

LOOKING AHEAD

While the exact timing of any Federal Reserve Board moves to further raise interest rates remains uncertain, such an event is likely to occur over the course of 1997. Although the rate increase in March was clearly portrayed as a preemptive strike against inflation, future moves may depend upon having harder evidence of inflation actually emerging.

As of now, the economy appears quite robust, with labor markets continuing to tighten, consumers continuing to spend and the manufacturing sector appearing vigorous. Although inflation remains subdued, concern on the part of the Fed remains that strains on the means of production and increasing demand for goods and services could combine to ignite inflation at any time. Thus, future increases in interest rates will likely depend upon the Fed's tolerance of above-trend-line economic growth without the appearance of higher inflation. In reaction to this environment, the Fund will continue to be managed conservatively until such time as concern regarding rising interest rates abates.

We appreciate your continued support of Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1997

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             CORPORATE BONDS (49.6%)
             AUTOMOBILE (2.4%)
 $   1,000   Chrysler Corp.................................     10.40 %    08/01/99  $    1,009,400
                                                                                     --------------
             AUTO RENTALS (2.4%)
     1,000   Hertz Corp....................................      9.50      05/15/98       1,032,660
                                                                                     --------------
             BANK HOLDING COMPANIES (1.2%)
       500   Chase Manhattan Corp..........................      7.50      12/01/97         504,615
                                                                                     --------------
             BANKS - INTERNATIONAL (4.7%)
     1,000   ABN-AMRO Bank, NV (Netherlands)...............      6.625     10/31/01         986,700
     1,000   Kansallis-Osake Pankki (Finland)..............      6.125     05/15/98         997,480
                                                                                     --------------
                                                                                          1,984,180
                                                                                     --------------
             BROKERAGE (2.4%)
     1,000   Lehman Brothers Holdings, Inc.................      7.625     07/15/99       1,016,390
                                                                                     --------------
             CABLE & TELECOMMUNICATIONS (4.8%)
     1,000   News America Holdings, Inc....................      7.50      03/01/00       1,015,490
     1,000   Telecommunications, Inc.......................      7.375     02/15/00       1,001,800
                                                                                     --------------
                                                                                          2,017,290
                                                                                     --------------
             COMPUTERS (1.2%)
       500   Unisys Corp...................................     15.00+     07/01/97         506,250
                                                                                     --------------
             FINANCIAL (5.0%)
     1,000   Fletcher Challenge Financial Inc..............      9.80      06/15/98       1,037,630
     1,065   International Lease Finance Corp..............      5.75      07/01/98       1,059,664
                                                                                     --------------
                                                                                          2,097,294
                                                                                     --------------
             FINANCIAL SERVICES (1.2%)
       500   Golden West Financial Corp....................      7.875     01/15/02         515,970
                                                                                     --------------
             FOREIGN GOVERNMENT AGENCY (2.4%)
     1,000   Bank of China.................................      6.75      03/15/99       1,000,460
                                                                                     --------------
             GAS TRANSMISSION (2.4%)
     1,000   The Williams Companies, Inc...................      7.50      09/15/99       1,015,820
                                                                                     --------------
             HOTELS (1.2%)
       500   MGM Grand Hotels Corp.........................     12.00      05/01/02         526,650
                                                                                     --------------
             PHOTOGRAPHY (2.4%)
     1,000   Polaroid Corp.................................      8.00      03/15/99       1,022,490
                                                                                     --------------
             RETAIL - FOOD CHAINS (1.2%)
       500   Great Atlantic & Pacific Tea Co., Inc.........      9.125     01/15/98         509,320
                                                                                     --------------
             RETAIL STORES (2.4%)
     1,000   Penney J. C. & Co. Inc........................      6.95      04/01/00       1,002,860
                                                                                     --------------
             TRANSPORTATION (3.1%)
       300   AMR Corp......................................      8.10      11/01/98         306,642
     1,000   Union Pacific Corp............................      7.375     05/15/01       1,012,300
                                                                                     --------------
                                                                                          1,318,942
                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             UTILITIES - ELECTRIC (9.2%)
 $     500   Commonwealth Edison Co........................      6.50 %    04/15/00  $      494,555
       511   Commonwealth Edison Co........................      7.625     02/15/03         513,857
     1,000   Connecticut Light & Power Co..................      7.25      07/01/99         995,260
       370   Consumers Energy Co...........................      8.875     11/15/99         386,369
     1,000   Ohio Edison Co................................      6.875     09/15/99         998,750
       500   Pacific Gas & Electric Co.....................      5.75      12/01/98         494,225
                                                                                     --------------
                                                                                          3,883,016
                                                                                     --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $21,450,125).........................................      20,963,607
                                                                                     --------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (42.4%)
             MORTGAGE PASS-THROUGH SECURITIES (17.5%)
     1,867   Federal Home Loan Mortgage Corp.
               PC Gold.....................................      6.00     06/01/98-
                                                                           11/01/01       1,820,871
     5,622   Federal Home Loan Mortgage Corp.
               PC Gold.....................................      6.50     04/01/98-
                                                                           10/01/01       5,562,076
                                                                                     --------------
                                                                                          7,382,947
                                                                                     --------------
             U.S. GOVERNMENT AGENCY (4.7%)
     2,000   Federal National Mortgage Assoc...............      5.94      11/06/98       1,991,420
                                                                                     --------------
             U.S. GOVERNMENT OBLIGATIONS (20.2%)
     5,000   U.S. Treasury Note............................      8.50      07/15/97       5,030,550
       500   U.S. Treasury Note............................      5.75      09/30/97         500,175
     1,000   U.S. Treasury Note............................      8.75      10/15/97       1,013,670
     1,000   U.S. Treasury Note............................      6.00      09/30/98         998,520
     1,000   U.S. Treasury Note............................      5.875     10/31/98         995,850
                                                                                     --------------
                                                                                          8,538,765
                                                                                     --------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $18,048,161).........................................      17,913,132
                                                                                     --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (7.1%)
             U.S. GOVERNMENT AGENCY
 $   3,000   Student Loan Marketing Assoc. (Amortized Cost
               $3,000,000).................................      5.28 %    05/01/97  $    3,000,000
                                                                                     --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $42,498,286) (B)..........................       99.1 %                 41,876,739

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............        0.9                      375,340
                                                                 ------                 -----------

NET ASSETS.................................................      100.0 %                $42,252,079
                                                                 ------                 -----------
                                                                 ------                 -----------

---------------------
PC   Participation Certificate.
 +   Adjustable rate. Rate shown is the rate in effect at April 30, 1997.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $36,612 and the aggregate gross unrealized depreciation is $658,159, resulting in net unrealized depreciation of $621,547.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997

ASSETS:
Investments in securities, at value
  (identified cost $42,498,286).............................  $41,876,739
Cash........................................................       42,097
Receivable for:
    Interest................................................      671,116
    Shares of beneficial interest sold......................       74,625
Deferred organizational expenses............................       58,772
Receivable from affiliate...................................       70,442
Prepaid expenses and other assets...........................       24,253
                                                              -----------

     TOTAL ASSETS...........................................   42,818,044
                                                              -----------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............      498,382
    Dividends to shareholders...............................       17,920
Accrued expenses and other payables.........................       49,663
                                                              -----------

     TOTAL LIABILITIES......................................      565,965
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   43,977,733
Net unrealized depreciation.................................     (621,547)
Accumulated undistributed net investment income.............       56,176
Accumulated net realized loss...............................   (1,160,283)
                                                              -----------

     NET ASSETS.............................................  $42,252,079
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  4,449,499 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $9.50
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1997

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $2,571,492
                                                              ----------

EXPENSES
Investment management fee...................................     261,509
Professional fees...........................................      60,332
Shareholder reports and notices.............................      45,277
Organizational expenses.....................................      34,600
Registration fees...........................................      25,442
Transfer agent fees and expenses............................      23,608
Trustees' fees and expenses.................................      15,528
Custodian fees..............................................      12,226
Other.......................................................       5,314
                                                              ----------

     TOTAL EXPENSES.........................................     483,836

     LESS: AMOUNTS WAIVED/REIMBURSED........................    (246,143)
                                                              ----------

     NET EXPENSES...........................................     237,693
                                                              ----------

     NET INVESTMENT INCOME..................................   2,333,799
                                                              ----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (230,430)
Net change in unrealized depreciation.......................     (27,367)
                                                              ----------

     NET LOSS...............................................    (257,797)
                                                              ----------

NET INCREASE................................................  $2,076,002
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR     FOR THE YEAR
                                                                  ENDED            ENDED
                                                              APRIL 30, 1997   APRIL 30, 1996
---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $   2,333,799    $   2,192,172
Net realized loss...........................................        (230,430)        (183,101)
Net change in unrealized depreciation.......................         (27,367)         181,886
                                                              --------------   --------------

     NET INCREASE...........................................       2,076,002        2,190,957
                                                              --------------   --------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (2,254,744)      (1,542,863)
Paid-in-capital.............................................        --               (535,880)
                                                              --------------   --------------

     TOTAL..................................................      (2,254,744)      (2,078,743)
                                                              --------------   --------------
Net increase from transactions in shares of beneficial
  interest..................................................       9,252,602        3,248,168
                                                              --------------   --------------

     NET INCREASE...........................................       9,073,860        3,360,382

NET ASSETS:
Beginning of period.........................................      33,178,219       29,817,837
                                                              --------------   --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $56,176 AND DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $22,879, RESPECTIVELY)...............................   $  42,252,079    $  33,178,219
                                                              --------------   --------------
                                                              --------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors);
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1996 through December 31, 1996, the Investment Manager waived its fee and reimbursed expenses to the extent they exceeded 1.0% of daily net assets. For the period January 1, 1997 through December 31, 1997, the Investment Manager is waiving its compensation and assuming all operating expenses without limitation.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 1997 were $31,689,314 and $23,373,669, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $23,018,353 and $15,787,199, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At April 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $3,700.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          APRIL 30, 1997                APRIL 30, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    5,655,876   $   53,856,789     3,883,280   $ 37,471,765
Reinvestment of dividends and distributions......................      187,178        1,780,724       169,292      1,631,756
                                                                   -----------   --------------   -----------   ------------
                                                                     5,843,054       55,637,513     4,052,572     39,103,521
Repurchased......................................................   (4,870,750)     (46,384,911)   (3,726,543)   (35,855,353)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................      972,304   $    9,252,602       326,029   $  3,248,168
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

5. FEDERAL INCOME TAX STATUS

At April 30, 1997, the Fund had a net capital loss carryover of approximately $1,065,000, to offset future capital gains to the extent provided by regulations, which is available through April 30 of the following years:

    (AMOUNTs IN THOUSANDS)
-------------------------------
  2003       2004       2005
---------  ---------  ---------
$     378  $     501  $     186
---------  ---------  ---------
---------  ---------  ---------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $96,000 during fiscal 1997.

As of April 30, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE
                                                                      PERIOD
                                                                      JANUARY
                                                                     10, 1994*
                                     FOR THE YEAR ENDED APRIL 30,     THROUGH
                                    -------------------------------  APRIL 30,
                                      1997       1996       1995       1994
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $    9.54  $    9.46  $    9.62  $  10.00
                                    ---------  ---------  ---------  ---------

Net investment income..............      0.61       0.63       0.77      0.21
Net realized and unrealized gain
 (loss)............................     (0.06)      0.05      (0.33)    (0.40)
                                    ---------  ---------  ---------  ---------

Total from investment operations...      0.55       0.68       0.44     (0.19)
                                    ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........     (0.59)     (0.45)     (0.59)    (0.19)
   Paid-in-capital.................    --          (0.15)     (0.01)    --
                                    ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................     (0.59)     (0.60)     (0.60)    (0.19)
                                    ---------  ---------  ---------  ---------

Net asset value, end of period..... $    9.50  $    9.54  $    9.46  $   9.62
                                    ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN............      5.88%      7.33%      4.76%   (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................      0.64%(3)      0.37%(3)    --   %(3)    --   %(2)(3)

Net investment income..............      6.25%(3)      6.54%(3)      7.64%(3)     6.36%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................   $42,252    $33,178    $29,818    $43,403

Portfolio turnover rate............        67%        64%        74%        9%(1)

---------------------
 *   Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.55% and 4.81%, respectively, for the period ended April 30, 1994, 1.08% and 6.56%, respectively, for the year ended April 30, 1995, 1.29% and 5.61%, respectively, for the year ended April 30, 1996 and 1.30% and 5.59%, respectively, for the year ended April 30, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SHORT-TERM BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Short-Term Bond Fund (the "Fund") at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period January 10, 1994 (commencement of operations) through April 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JUNE 9, 1997

--------------------------------------------------------------------------------

    DEAN WITTER
    SHORT-TERM
    BOND FUND

                                      [GRAPHIC]

    ANNUAL REPORT
    APRIL 30, 1997


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Peter M. Avelar
Vice President
Rajesh K. Gupta
Vice President
Rochelle G. Siegel
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.